UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (513) 629-8104

Date of fiscal year end: February 29, 2020

Date of reporting period: February 29, 2020

Item 1. Reports to Stockholders.

Annual Report

February 29, 2020

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Long/Short Opportunity Fund

(formerly the Snow Capital Opportunity Fund)

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

1605 Carmody Court, Suite 300

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Fellow Shareholder:

Equity prices vacillated significantly during the one-year period ended, February 29, 2020 (the “period”) due to Coronavirus (COVID-19) headlines, election year rhetoric, falling interest rates and changes in the shape of the yield curve. For the period the Russell 3000 Value Total Return Index posted a return of -0.16%, while the Russell 2000 Value Total Return Index declined by -9.29%. In our view, during the late stages of a bull market, it is reasonable that dispersion will increase in asset prices in response to the aforementioned events. While there may be heightened volatility and downward pressure on equity prices in the short-term, we believe we have positioned our funds to outpace the broad markets over the long-term.

Recent economic reports continue to post solid figures. Gross Domestic Product (GDP) remained positive driven by continued job gains and strong consumer spending and sentiment. The U.S unemployment rate held steady at 3.5%. Hiring was strong across most industries. A few factors influenced by the Federal Reserve (the “Fed”) will shape the economy in 2020. A year ago, the Fed was shrinking its balance sheet; however, it reversed course in late 2019, expanding the balance sheet once again and stimulating monetary growth by buying back bonds. The intent of the Fed is to boost the money supply and steepen the yield curve by anchoring short-term rates.

Meanwhile, the one-year period marked another time frame where investors across the broad markets favored the growth style of investing over value. As a result, the valuation differential between the two styles, as measured by the Russell Indices, has expanded to historic levels. In our view, much of the dislocation between value and growth has been due to the decline in U.S interest rates over the past decade. Historically, companies that benefited from rising interest rates tended to be in the habitual value sectors including Financials, Energy, Industrials and Materials. At the same time, investors pursued bond substitutes, most notably in the Consumer Staples, Real Estate and Utilities sectors.

Taken together, while interest rates may remain low for the foreseeable future, the magnitude and duration of the most recent growth cycle has hit record highs. In our view, navigating the path ahead will require the right balance between offense and defense. Therefore, we have positioned our funds with companies that we believe are poised to significantly outperform in a rising market and non-cyclical companies that have the potential to generate steady earnings in any environment, should capital asset prices lose value.

In closing, we believe our funds are composed of investments that will benefit throughout the economic and market cycle. The companies we own have strong balance sheets, proven management teams and strong cash flow. We believe these companies have the potential to compound earnings over an extended period through both rising and declining markets. As a value-focused manager, patience, time and persistence are imperative to long-term success. All told, we remain dedicated to delivering strong long-term performance and transparent communications to our shareholders. Thank you for your commitment and loyalty to Snow Capital.

Snow Capital Long/Short Opportunity Fund

How did the Fund perform?

For the year ended February 29, 2020, the Institutional Class shares returned -0.60% compared to a return of 8.19% for the S&P 500® Total Return Index, -0.16% for the Russell 3000® Value Total Return Index, and 0.81% for the custom blended 70% Russell 3000 Value Total Return/30% BofA Merrill Lynch 3-month US Treasury Bill Blend Index. For the six-month period ended February 29, 2020, the Capital Long/Short Opportunity Fund Institutional Class shares recorded a return of 1.88% compared to a return of 1.92% for the S&P 500 Total Return Index, -1.75% for the Russell 3000 Value Total Return Index, and -0.81% for the custom blended 70% Russell 3000 Value Total Return/30% ICE BofA Merrill Lynch 3 Month US Treasury Bill Blend Index.

How is the Fund managed?

The Long/Short Opportunity Fund is an all-cap, contrarian value, liquid alternatives fund that uses a variety of hedging strategies to reduce the overall volatility of the Fund’s investment portfolio.

The Fund employs a fundamental value philosophy and a disciplined bottom-up investment process to select long equity positions. Thorough reviews are conducted on each company to ensure they are in line with our investment thesis and upside target potential return. The portfolio consists of our highest conviction companies as core holdings, while the Fund simultaneously utilizes various hedging strategies such as short equity positions, long and short options, exchange-traded funds, and closed-end funds. The Fund is managed with a conviction-weighted long portfolio and an opportunistic, research-driven process for our short positioning with the goal of smoothing volatility of investment returns for our shareholders.

Top Positive Contributors to the Fund’s Return

For the full year, the Communication Services, Health Care, Consumer Staples, Information Technology, Industrials, Real Estate, and Consumer Discretionary sectors added to overall performance.

Target Corporation (TGT) shares rallied as the company reported several consecutive quarters of strong results. TGT’s digital business continued to grow rapidly, while the company expanded its margins, mitigating one of the core concerns of the skeptics of the stock. Additionally, TGT improved its fulfillment operations, which has helped to moderate expense growth. PulteGroup (PHM), a residential U.S. homebuilder based in Atlanta, GA, reported multiple strong quarters, with the company benefitting from lower mortgage rates, higher demand for new homes, continued aggressive share repurchasing, and resilient gross margins. Demographic trends, low interest rates and a low inventory of available homes in the U.S. should drive new home sales for the next few years. One of the world’s top engineering and design companies, AECOM (ACM) outperformed benefitting from positive infrastructure and construction trends in both the public and private sector throughout the fiscal year. The company also announced plans to spin out its Management Services segment, which investors cheered, and was ultimately sold to private equity for $2.4B. Tyson Foods (TSN) shares outperformed due to a recovery in U.S. poultry pricing, as demand improved while supply moderated. The company’s profit margins have also improved due to margin expansion in its Prepared Foods segment. Activision Blizzard (ATVI) contributed positively as the company cut costs and met conservative expectations for its current lineup of games, while also benefitting from strong new game launches towards the end of calendar 2019, including “World of Warcraft Classic” and “Call of Duty: Mobile”. Additionally, investors have begun to focus more on the company’s pipeline, and less on some of its aging, declining games.

Top Detractors from the Fund’s Return

For the full year, the Utilities, Materials, Financials, and Energy sectors detracted from overall performance.

PVH Corp (PVH) shares underperformed as the rising strength of the U.S. Dollar has become a headwind to future earnings expectations. Additionally, concerns surrounding tariffs and reduced tourism spending in the U.S. negatively impacted shares. Tapestry Inc (TPR) shares declined following a disappointing report issued in mid-August. The poor performance of the Kate Spade brand combined with investor concerns surrounding tariffs and lower tourism spending led to underperformance during the period. Shares of energy holdings Occidental Petroleum (OXY), Marathon Petroleum (MPC), and BP PLC (BP) negatively impacted performance due to concerns around slowing global growth. Escalating trade tensions and COVID-19 has created demand growth questions, while simultaneously geopolitical posturing between Saudi Arabia and Russia has led to potential oversupply concerns. We expect commodity prices to recover as the supply/demand imbalance normalizes, but remain focused on balance sheet quality in the energy space in the interim.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Total Return Index, the Fund holds an above-average weight in the Information Technology, Energy, and Consumer Discretionary Sectors and a below-average weight in the Financials, Utilities, Communications Services, Industrials, Real Estate, Health Care, Consumer Staples, and Materials sectors.

We reduced our exposure to Information Technology, Consumer Staples, Real Estate, Communications Services, and Materials and increased our exposure to the Financials, Consumer Discretionary, Energy, Industrials, Health Care, and Utilities sectors during the fiscal year.

As of February 29, 2020, the portfolio held 49 core long equity positions and was approximately 69% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. For the year ended February 29, 2020, short positions detracted -2.52% to total return and other derivative positions added 0.07% to total return.

Comments on the Fund’s Five Largest Holdings

Bank of America Corp. (BAC)

One of the largest financial institutions in the U.S., we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. In addition to one of the country’s most expansive physical branch networks, BAC boasts nearly 40 million active online users while also serving about 30 million mobile users. In our view capital levels are strong and management has been improved under the direction of CEO Brian Moynihan.

Goldman Sachs Group (GS)

An industry leader with a preeminent global market position, GS specializes in investment banking, trading and principal investments, and asset management services. GS has done well to shift their business over the last handful of years to be less reliant on FICC (fixed income, currencies, and commodities) trading while growing other areas of the bank, such as their digital consumer finance platform. We believe the current valuation offers an attractive investment opportunity in an industry leading investment bank.

CenturyLink Inc (CTL)

CTL is an integrated communications company that serves both the business and consumer markets, providing cyber links throughout the country via one of the longest fiber networks in the US. In our view, CTL will be a beneficiary as data creation and usage continues to grow globally, including the upcoming 5G rollout, driving demand for bandwidth and requiring networks to offer premier coverage, quality, capacity, and speed to compete.

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become a premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. JPM continues to take share from the competition and is striving for mid-teens return on equity while showcasing one of the best balance sheets in the industry.

Centene Corp (CNC)

CNC is a multi-line managed care organization that is a leading Medicaid managed care provider. Providing insurance to more than 15 million members across more than 30 states, the company simultaneously offers specialty services such as behavioral health, wellness, home health, and pharmacy benefits management.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the year ended February 29, 2020, the Institutional Class shares returned -16.20% compared to a return of -9.29% for the Russell 2000® Value Total Return Index. For the six-month period ended February 29, 2020, the Snow Capital Small Cap Value Fund Institutional Class shares recorded a return of -2.91% compared to a return of -2.58% for the Russell 2000® Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations within the range of the Russell 2000® Value Total Return Index.

Top Positive Contributors to the Fund’s Return

For the year ended February 29, 2020, the Information Technology, Consumer Staples, and Communication Services sectors added to overall performance.

Super Micro Computer (SMCI) rallied as the company completed its delinquent financial filings, which led to the company’s relisting on the Nasdaq stock exchange. Following the company’s relisting, investor and sell-side interest grew, which led to a sharp multiple rerating, in line with our thesis. Pilgrim’s Pride Corporation (PPC) shares outperformed as the company benefitted from improved profitability due to its continued mix shift towards specialty chicken (no antibiotics and organic), improved US chicken profitability, and increased demand. PPC also benefitted from lapping trough results in 2018, and achieving peak profitability in Mexico, and decent margins in Europe. Additionally, some analysts theorized that higher pork pricing, driven by African Swine Flu, would cause substitution to chicken, which would benefit PPC. Shares of Skechers USA Inc. (SKX) held up well as the company reported improving results throughout the year, driven by strong growth in its international businesses and its domestic direct-to-consumer business. Additionally, the company did well to moderate its expense growth over the period. One of the world’s top engineering and design companies, AECOM (ACM) outperformed benefitting from positive infrastructure and construction trends in both the public and private sector throughout the fiscal year. The company also announced plans to spin out its Management Services segment, which investors cheered, and was ultimately sold to private equity for $2.4B. After falling sharply earlier in calendar 2019, shares of Green Dot Corporation (GDOT) recovered strongly towards the end of the year, as the company’s 2020 guidance alleviated some overhanging investor concerns and provided good reason that profitability could improve going forward. GDOT remains an attractive acquisition target as well.

Top Detractors from the Fund’s Return

For the full year, the Financials, Energy, Materials, Industrials, Consumer Discretionary, and Health Care sectors detracted from overall performance.

Atlas Air Worldwide (AAWW) shares underperformed as freight markets slowed and the company faced issues related to tariffs, trade tensions, and labor disruptions. Modine Manufacturing (MOD) shares declined due to the failed sale of their legacy automotive business as trade tensions created an increasingly uncertain operating environment. We believe shares will benefit following the expected sale of the automotive business and as the company focuses on its more profitable industrial/cooling businesses. Gulfport Energy (GPOR) shares underperformed during the period as natural gas prices collapsed over supply concerns as well as a seasonally warm winter. While we still feel that commodity prices will improve, timing has proved to be a variable that is unknown. We have since sold out of GPOR as we evaluate more prescient investment opportunities. O-I Glass Inc (OI) shares fell following consecutive weak quarterly reports. We subsequently exited our position due to uncertainty around the business and the company’s increasing debt position. United States Steel Corp (X) shares underperformed as steel prices fell due to capacity additions and investors questioned the company’s investment strategy. We have exited the position as catalysts were pushed beyond our investment horizon.

Were there significant changes to the portfolio?

As of February 29, 2020, the Fund held an overweight in the Financials, Consumer Discretionary, Materials, Consumer Staples and Information Technology sectors compared to the Russell 2000® Total Return Value Index. The Fund held below average positions in the Industrials, Communication Services, Health Care and Energy sectors while having no holdings in the Real Estate and Utilities and sectors.

We reduced our exposure to the Industrials, Consumer Staples, Energy, and Materials positions and increased our investments in the Financials, Information Technology, Health Care, Consumer Discretionary, and Communication Services positions during the year.

Comments on the Fund’s Five Largest Holdings

Super Micro Computer (SMCI)

SMCI, based in San Jose, California, manufactures high-performance server products based on modular and open-standard architecture. Its nearly 5,000 offerings are sold directly through distributors and resellers to customers in about 100 countries. We believe the company’s differentiated R&D capabilities and effective cost engineering enables a competitive advantage in otherwise price-competitive markets.

Umpqua Holdings (UMPQ)

Regional retail and commercial bank UMPQ, based in Portland, Oregon, provides asset management, mortgage banking, and other financial services to corporate, institutional, and individual customers throughout the northwest United States. Highly capitalized, UMPQ has shown an ability to organically grow by gaining share from competitors, yet also a high acumen for accretive mergers and acquisitions when opportunities present themselves. UMPQ’s some 400 branches, referred to internally as “stores”, look to differentiate and attract new customers by featuring coffee bars and computer cafés while offering educational financial seminars and goods from local community vendors.

BankUnited Inc (BKU)

A high-quality regional bank based near Miami, Florida, BKU is well positioned, in our opinion, to continue to gain share in the commercial lending space while lowering funding costs through deposit growth. The company could benefit from being located in fast growing regions and its newly announced cost reduction initiative.

National General Holdings (NGHC)

NGHC provides specialty insurance products to individuals and small businesses throughout the U.S., with two primary operating lines: Property and Casualty, and Accident and Health. NGHC is known for their analytical prowess, leveraging large data sets to fuel proprietary internal systems that provide superior pricing power over competitors that have underinvested in the space. Based in New York City, NGHC could benefit from lower expenses as redundant costs from recent acquisitions are mitigated.

CNO Financial Group (CNO)

An insurance company with a middle market focus, CNO provides supplemental health, individual life insurance, and annuities nationwide. CNO could benefit from favorable demographics as their target market ages, and their litany of insurance offerings provides ample cross selling opportunities. The company is well capitalized, boasting a risk-based capital ratio of greater than 400%.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Long/Short Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Snow Capital Long/Short Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Long/Short Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Investing in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to trade ETF shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Earnings growth does not represent a Fund’s future performance.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Total Return Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Total Return Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Gross domestic product (GDP) is the total value of goods produced and services provided in a country during one year.

The 70% Russell 3000 Value Total Return/30% ICE BofA Merrill Lynch 3-month US Treasury Bill Blend Index is a blended index represented by 70% of the Russell 3000® Value Total Return Index and 30% of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Indexes are unmanaged. It is not possible to invest directly in an index.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Risk-based capital (RBC) requirement refers to a rule that establishes minimum regulatory capital for financial institutions. Risk-based capital requirements exist to protect financial firms, their investors, their clients and the economy as a whole. These requirements ensure that each financial institution has enough capital on hand to sustain operating losses while maintaining a safe and efficient market. RBC ratio is calculated by dividing the total adjusted capital of the company by required Risk Based Capital of the company. For example, a company with a 200% RBC ratio has capital equal to twice its risk-based capital.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/19 - 2/29/20).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 9/1/19	Ending Account Balance 2/29/20	Expenses Paid During Period 9/1/19- 2/29/20	Annualized Expense Ratio
Based on Actual Fund Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,017.60	$8.38	1.67%
Class C	1,000.00	1,013.80	12.12	2.42%
Institutional Class	1,000.00	1,018.80	7.13	1.42%
Small Cap Value Fund
Class A	1,000.00	969.50	7.39	1.51%
Class C	1,000.00	965.70	11.05	2.26%
Institutional Class	1,000.00	970.90	6.17	1.26%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the 12-month period (366).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 9/1/19	Ending Account Balance 2/29/20	Expenses Paid During Period 9/1/19- 2/29/20	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,016.56	$8.37	1.67%
Class C	1,000.00	1,012.83	12.11	2.42%
Institutional Class	1,000.00	1,017.80	7.12	1.42%
Small Cap Value Fund
Class A	1,000.00	1,017.35	7.57	1.51%
Class C	1,000.00	1,013.63	11.31	2.26%
Institutional Class	1,000.00	1,018.60	6.32	1.26%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the 12-month period (366).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, under normal market conditions the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Total Return Index (“small cap companies”). Snow Capital Management L.P. (the “Adviser”) selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2020 is shown below.

Snow Capital Long/Short Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation and protection of investment principal. The Fund seeks to achieve its investment objective by investing primarily in equity securities that Snow Capital Management L.P. (the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and ETFs that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets. The Fund’s allocation of portfolio assets as of February 29, 2020 is shown below.

*	Short Securities (17.64%); Options Written (0.99%), each as a percent of total net assets.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2020(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-20.80%	-6.52%	-4.09%	4.86%
Class A (without sales charge)	-16.41%	-4.82%	-3.05%	5.47%
Class C (with sales charge)	-17.87%	-5.55%	-3.77%	4.69%
Class C (without sales charge)	-17.05%	-5.55%	-3.77%	4.69%
Institutional Class	-16.20%	-4.59%	-2.81%	5.73%
Russell 2000® Value Total Return Index	-9.29%	-0.83%	3.61%	7.95%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Long/Short Opportunity Fund
Class A (with sales charge)	-6.04%	-0.85%	5.43%	3.82%
Class A (without sales charge)	-0.85%	0.22%	6.00%	4.23%
Class C (with sales charge)	-2.56%	-0.53%	5.24%	3.47%
Class C (without sales charge)	-1.58%	-0.53%	5.24%	3.47%
Institutional Class	-0.60%	0.47%	6.27%	4.49%
S&P 500® Total Return Index(2)	8.19%	9.23%	12.65%	8.30%
Russell 3000® Value Total Return Index(2)	-0.16%	5.38%	10.27%	6.08%
70% Russell 3000® Value Total Return / 30% ICE BofA Merrill Lynch 3 Month Treasury Bill Blend Index	0.81%	4.27%	7.49%	4.86%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A shares and the applicable contingent deferred sales charge for Class C shares. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

(2)

The Russell 3000® Value Total Return Index has replaced the S&P 500® Total Return Index as the Fund’s primary benchmark. The Adviser believes that the new primary index more accurately reflects the value orientation and long/short nature of the Fund.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	Reflects 5.25% initial sales charge.
(2)

The Russell 3000® Value Total Return Index has replaced the S&P 500® Total Return Index as the Fund’s primary benchmark. The Adviser believes that the new primary index more accurately reflects the value orientation and long/short nature of the Fund.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 29, 2020

	Shares	Value
COMMON STOCKS - 97.51%
Air Freight & Logistics - 0.60%
Atlas Air Worldwide Holdings, Inc. (a)	4,579	$122,351

Airlines - 3.31%
JetBlue Airways Corp. (a)	43,065	679,566

Auto Components - 4.47%
Cooper Tire & Rubber Co.	4,000	101,960
Modine Manufacturing Co. (a)	108,960	812,842

		914,802

Banks - 22.78%
BankUnited, Inc.	31,651	940,034
First Commonwealth Financial Corp.	64,655	762,929
First Horizon National Corp.	7,320	97,576
FNB Corp.	85,051	858,164
Great Western Bancorp, Inc.	25,685	690,156
OFG Bancorp (b)	14,159	237,022
The Bancorp, Inc. (a)	8,170	99,429
Umpqua Holdings Corp.	63,071	970,662

		4,655,972

Building Products - 0.72%
Apogee Enterprises, Inc.	4,859	146,693

Capital Markets - 3.96%
Affiliated Managers Group, Inc.	6,745	507,359
Cowen, Inc. - Class A	20,200	302,394

		809,753

Chemicals - 0.58%
Livent Corp. (a)	13,185	117,742

Commercial Services & Supplies - 0.62%
ACCO Brands Corp.	15,807	126,614

Consumer Finance - 0.54%
Green Dot Corp. - Class A (a)	3,216	109,859

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2020

	Shares	Value
Electronic Equipment, Instruments & Components -2.93%
II-VI, Inc. (a)	20,180	$599,144

Entertainment - 0.38%
Glu Mobile, Inc. (a)	11,040	78,605

Food & Staples Retailing - 0.97%
The Andersons, Inc.	10,841	199,149

Food Products - 1.05%
Pilgrim's Pride Corp. (a)	5,500	116,380
The Hain Celestial Group, Inc. (a)	4,115	97,649

		214,029

Health Care Providers & Services - 4.70%
Magellan Health, Inc. (a)	14,110	846,741
Tivity Health, Inc. (a)	9,022	114,309

		961,050

Hotels, Restaurants & Leisure - 7.36%
Bloomin' Brands, Inc.	20,425	367,446
Dave & Buster's Entertainment, Inc.	12,625	416,751
The Cheesecake Factory, Inc.	20,260	721,863

		1,506,060

Insurance - 13.05%
American Equity Investment Life Holding Co.	32,075	810,856
CNO Financial Group, Inc.	57,885	927,318
National General Holdings Corp.	47,755	929,789

		2,667,963

Machinery - 1.00%
Astec Industries, Inc.	2,705	101,573
L.B. Foster Co. - Class A (a)	6,484	102,188

		203,761

Metals & Mining - 6.56%
B2Gold Corp. (b)	57,700	230,223
Century Aluminum Co. (a)	29,130	168,954

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2020

	Shares	Value
Commercial Metals Co.	46,230	$844,160
Gold Resource Corp.	24,465	98,349

		1,341,686

Oil, Gas & Consumable Fuels - 3.01%
Cabot Oil & Gas Corp.	9,810	136,653
Cimarex Energy Co.	10,035	331,657
Delek US Holdings, Inc.	6,895	147,415

		615,725

Paper & Forest Products - 0.82%
Domtar Corp.	5,835	167,873

Personal Products - 1.92%
Medifast, Inc.	4,730	393,110

Professional Services - 0.88%
ASGN, Inc. (a)	1,860	94,320
Korn Ferry	2,425	84,827

		179,147

Specialty Retail - 3.61%
American Eagle Outfitters, Inc.	13,110	168,857
Urban Outfitters, Inc. (a)	24,180	568,472

		737,329

Technology Hardware, Storage & Peripherals - 7.55%
NCR Corp. (a)	18,780	473,256
Super Micro Computer, Inc. (a)	42,175	1,070,402

		1,543,658

Textiles, Apparel & Luxury Goods - 0.49%
Skechers U.S.A., Inc. - Class A (a)	3,010	99,571

Thrifts & Mortgage Finance - 1.20%
Essent Group Ltd.	5,615	245,039

Trading Companies & Distributors - 2.45%
WESCO International, Inc. (a)	12,325	500,025

TOTAL COMMON STOCKS (Cost $22,718,565)		19,936,276

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2020

	Shares	Value
MONEY MARKET FUND - 2.43%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.460% (c)	495,997	$495,997

TOTAL MONEY MARKET FUND (Cost $495,997)		495,997

Total Investments (Cost $23,214,562) - 99.94%		20,432,273
Other Assets in Excess of Liabilities - 0.06%		13,126

TOTAL NET ASSETS - 100.00%		$20,445,399

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 29, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments

February 29, 2020

	Shares	Value
COMMON STOCKS - 84.87%
Air Freight & Logistics - 1.04%
FedEx Corp.	7,800	$1,101,126

Banks - 13.16%
Bank of America Corp. (a)	137,740	3,925,590
BankUnited, Inc.	87,135	2,587,910
JPMorgan Chase & Co. (a)	28,300	3,285,913
Truist Financial Corp.	40,050	1,847,907
Umpqua Holdings Corp.	147,960	2,277,104

		13,924,424

Biotechnology - 5.60%
AbbVie, Inc.	13,800	1,182,798
Amgen, Inc.	13,115	2,619,459
Biogen, Inc. (a)(c)	6,865	2,117,097

		5,919,354

Capital Markets - 4.36%
E*TRADE Financial Corp.	26,520	1,214,086
The Goldman Sachs Group, Inc. (a)	16,910	3,395,020

		4,609,106

Communications Equipment - 1.45%
Cisco Systems, Inc.	38,420	1,534,111

Construction & Engineering - 1.43%
AECOM (c)	33,650	1,512,231

Containers & Packaging - 1.88%
International Paper Co. (a)	53,770	1,987,339

Diversified Telecommunication Services - 3.17%
CenturyLink, Inc. (b)	277,665	3,351,416

Electric Utilities - 2.16%
Exelon Corp.	53,000	2,284,830

Entertainment - 2.63%
Activision Blizzard, Inc. (b)	47,850	2,781,521

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 29, 2020

	Shares	Value
Food Products - 1.93%
The Hain Celestial Group, Inc. (b)(c)	86,156	$2,044,482

Health Care Equipment & Supplies - 1.13%
Zimmer Biomet Holdings, Inc. (a)(b)	8,800	1,198,120

Health Care Providers & Services - 4.29%
Centene Corp. (c)	60,500	3,207,710
Laboratory Corp. of America Holdings (a)(b)(c)	7,590	1,333,487

		4,541,197

Household Durables - 5.28%
Mohawk Industries, Inc. (c)	20,430	2,475,095
PulteGroup, Inc. (a)(b)	77,240	3,105,047

		5,580,142

Insurance - 4.91%
CNO Financial Group, Inc.	88,550	1,418,571
MetLife, Inc. (a)	63,490	2,712,293
The Travelers Companies, Inc.	8,890	1,065,111

		5,195,975

Machinery - 1.81%
Caterpillar, Inc.	15,435	1,917,644

Metals & Mining - 1.34%
Rio Tinto PLC - ADR	30,300	1,421,979

Multiline Retail - 2.02%
Kohl's Corp.	36,080	1,412,532
Target Corp.	7,075	728,725

		2,141,257

Oil, Gas & Consumable Fuels - 8.31%
BP PLC - ADR	61,855	1,935,443
Marathon Petroleum Corp. (a)	38,660	1,833,257
Occidental Petroleum Corp.	38,680	1,266,383
Pioneer Natural Resources Co.	8,300	1,019,074

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 29, 2020

	Shares	Value
Suncor Energy, Inc. (d)	44,500	$1,228,200
Valero Energy Corp.	22,790	1,509,838

		8,792,195

Personal Products - 0.45%
Medifast, Inc.	5,665	470,818

Pharmaceuticals - 2.41%
Allergan PLC (d)	7,400	1,410,958
Johnson & Johnson	8,460	1,137,701

		2,548,659

Semiconductors & Semiconductor Equipment - 3.59%
Broadcom, Inc.	6,780	1,848,364
NXP Semiconductors NV (d)	17,160	1,950,920

		3,799,284

Software - 0.58%
Oracle Corp.	12,400	613,304

Specialty Retail - 1.05%
Dick's Sporting Goods, Inc.	30,610	1,114,510

Technology Hardware, Storage & Peripherals - 3.70%
NCR Corp. (b)(c)	90,339	2,276,543
NetApp, Inc.	34,910	1,630,995

		3,907,538

Textiles, Apparel & Luxury Goods - 5.19%
PVH Corp.	35,300	2,616,083
Tapestry, Inc.	122,350	2,869,108

		5,485,191

TOTAL COMMON STOCKS (Cost $90,534,145)		$89,777,753

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 29, 2020

	Contracts	Notional	Value
PURCHASED OPTIONS - 0.55%
EXCHANGE TRADED PUT OPTIONS -0.55%
SPDR S&P 500 ETF Trust
Expiration: June, 2020, Exercise Price: $300.000	75	$2,221,950	$140,925
Expiration: June, 2020, Exercise Price: $330.000	60	1,777,560	252,000
Expiration: December, 2020, Exercise Price: $300.000	75	2,221,950	187,500

TOTAL PURCHASED OPTIONS (Cost $295,036)			580,425

	Shares
EXCHANGE TRADED FUNDS - 0.54%
VanEck Vectors Junior Gold Miners ETF	15,800	$569,590

TOTAL EXCHANGE TRADED FUNDS (Cost $591,879)		569,590

REAL ESTATE INVESTMENT TRUSTS (REITS) -1.34%
Equity Real Estate Investment Trusts (REITs) -1.34%
Outfront Media, Inc.	53,840	1,418,146

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $1,198,181)		1,418,146

MONEY MARKET FUND - 13.13%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.460% (e)	13,887,598	13,887,598

TOTAL MONEY MARKET FUND (Cost $13,887,598)		13,887,598

Total Investments (Cost $106,506,839) - 100.43%		106,233,512
Liabilities in Excess of Other Assets - (0.43)%		(451,892)

TOTAL NET ASSETS - 100.00%		$105,781,620

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 29, 2020

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is pledged as collateral for securities sold short.
(b)	All or a portion of this security may be subject to call options written.
(c)	Non-income producing security.
(d)	Foreign issued security.
(e)	Seven day yield as of February 29, 2020.

Abbreviations:

ADR	American Depositary Receipt
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short

February 29, 2020

	Shares	Value
SECURITIES SOLD SHORT - (17.64)%
COMMON STOCKS - (7.73)%
Auto Components - (0.61)%
Gentex Corp.	(24,140)	$(644,538)

Food & Staples Retailing - (0.46)%
Wal-Mart Stores, Inc.	(4,500)	(484,560)

Health Care Equipment & Supplies - (0.39)%
Integra LifeSciences Holdings Corp.	(7,815)	(407,161)

Health Care Providers & Services - (1.02)%
Cardinal Health, Inc.	(10,085)	(525,630)
Humana, Inc.	(1,720)	(549,850)

		(1,075,480)

Hotels, Restaurants & Leisure - (0.60)%
Hilton Worldwide Holdings, Inc.	(6,525)	(634,230)

Household Durables - (0.42)%
Newell Brands, Inc.	(28,895)	(445,850)

Leisure Products - (0.42)%
Polaris, Inc.	(5,435)	(448,551)

Software - (0.46)%
NortonLifeLock, Inc.	(25,790)	(490,784)

Specialty Retail - (1.55)%
Foot Locker, Inc.	(14,270)	(517,287)
L Brands, Inc.	(29,010)	(628,357)
Lowe's Companies, Inc.	(4,660)	(496,616)

		(1,642,260)

Technology Hardware, Storage & Peripherals -(0.81)%
Dell Technologies, Inc. - Class C	(10,550)	(426,853)
Hewlett Packard Enterprise Co.	(33,650)	(430,383)

		(857,236)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short (Continued)

February 29, 2020

	Shares	Value
Textiles, Apparel & Luxury Goods - (0.99)%
Deckers Outdoor Corp.	(3,250)	$(564,850)
VF Corp.	(6,615)	(476,280)

		(1,041,130)

TOTAL COMMON STOCKS (Proceeds: $8,886,604)		(8,171,780)

EXCHANGE TRADED FUNDS - (9.91)%
Invesco QQQ Trust Series 1	(4,090)	(841,722)
iShares Russell 1000 Value ETF	(45,050)	(5,457,807)
iShares Russell 2000 ETF	(9,900)	(1,448,667)
SPDR S&P 500 ETF Trust	(5,730)	(1,697,570)
Technology Select Sector SPDR Fund	(11,770)	(1,040,115)

TOTAL EXCHANGE TRADED FUNDS (Proceeds: $10,953,646)		(10,485,881)

Total for Shares Sold Short (Proceeds: $19,840,250)		$(18,657,661)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written

February 29, 2020

	Contracts	Notional Value	Value
EXCHANGE TRADED CALL OPTIONS
Activision Blizzard, Inc.
Expiration: May, 2020, Exercise Price: $67.50	(200)	$(1,162,600)	$(20,400)
CenturyLink, Inc.
Expiration: April, 2020, Exercise Price: $16.00	(750)	(905,250)	(3,750)
Laboratory Corp. of America Holdings
Expiration: May, 2020, Exercise Price: $200.00	(30)	(527,070)	(8,400)
NCR Corp.
Expiration: April, 2020, Exercise Price: $39.00	(200)	(504,000)	(7,000)
PulteGroup, Inc.
Expiration: April, 2020, Exercise Price: $44.00	(100)	(402,000)	(8,300)
SPDR S&P 500 ETF Trust
Expiration: April, 2020, Exercise Price: $308.00	(35)	(1,036,910)	(21,840)
The Hain Celestial Group, Inc.
Expiration: May, 2020, Exercise Price: $30.00	(200)	(474,600)	(5,500)
Zimmer Biomet Holdings, Inc.
Expiration: March, 2020, Exercise Price: $160.00	(88)	(1,198,120)	(3,080)

			(78,270)

EXCHANGE TRADED PUT OPTIONS
3M Co.
Expiration: July, 2020, Exercise Price: $150.00	(39)	(582,036)	(57,135)
American Express Co.
Expiration: April, 2020, Exercise Price: $95.00	(54)	(593,622)	(16,200)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2020

	Contracts	Notional Value	Value
Amgen, Inc.
Expiration: May, 2020, Exercise Price: $200.00	(29)	$(579,217)	$(44,080)
Boeing Co.
Expiration: March, 2020, Exercise Price: $310.00	(20)	(550,220)	(80,000)
Broadcom, Inc.
Expiration: September, 2020, Exercise Price: $220.00	(23)	(627,026)	(34,431)
Caterpillar, Inc.
Expiration: June, 2020, Exercise Price: $125.00	(46)	(571,504)	(55,200)
Expiration: August, 2020, Exercise Price: $105.00	(50)	(621,200)	(29,250)
Dell Technologies, Inc.
Expiration: March, 2020, Exercise Price: $37.50	(105)	(424,830)	(16,800)
FedEx Corp.
Expiration: June, 2020, Exercise Price: $135.00	(44)	(621,148)	(50,380)
Hewlett Packard Enterprise Co.
Expiration: March, 2020, Exercise Price: $11.50	(336)	(429,744)	(16,800)
Hilton Worldwide Holdings, Inc.
Expiration: March, 2020, Exercise Price: $85.00	(65)	(631,800)	(18,200)
Honeywell International, Inc.
Expiration: September, 2020, Exercise Price: $135.00	(40)	(648,680)	(21,800)
Humana, Inc.
Expiration: March, 2020, Exercise Price: $295.00	(17)	(543,456)	(15,130)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2020

	Contracts	Notional Value	Value
Kohl’s Corp.
Expiration: June, 2020, Exercise Price: $42.50	(144)	$(563,760)	$(99,072)
Lockheed Martin Corp.
Expiration: April, 2020, Exercise Price: $335.00	(16)	(591,792)	(15,520)
Lowe’s Companies, Inc.
Expiration: March, 2020, Exercise Price: $100.00	(46)	(490,222)	(14,582)
Medifast, Inc.
Expiration: June, 2020, Exercise Price: $75.00	(77)	(639,947)	(64,911)
Mohawk Industries, Inc.
Expiration: May, 2020, Exercise Price: $120.00	(48)	(581,520)	(42,240)
NetApp, Inc.
Expiration: June, 2020, Exercise Price: $50.00	(120)	(560,640)	(81,000)
Newell Brands, Inc.
Expiration: March, 2020, Exercise Price: $14.00	(288)	(444,384)	(14,400)
Polaris, Inc.
Expiration: March, 2020, Exercise Price: $75.00	(54)	(445,662)	(11,880)
Target Corp.
Expiration: April, 2020, Exercise Price: $90.00	(60)	(618,000)	(16,200)
The Travelers Companies, Inc.
Expiration: April, 2020, Exercise Price: $110.00	(50)	(599,050)	(20,500)
Ultra Beauty, Inc.
Expiration: June, 2020, Exercise Price: $200.00	(27)	(694,143)	(23,760)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2020

	Contracts	Notional Value	Value
UnitedHealth Group, Inc.
Expiration: June, 2020, Exercise Price: $250.00	(23)	$(586,408)	$(51,888)
Valero Energy Corp.
Expiration: September, 2020, Exercise Price: $55.00	(82)	(543,250)	(30,340)
Zimmer Biomet Holdings, Inc.
Expiration: September, 2020, Exercise Price: $125.00	(43)	(585,445)	(30,100)

			(971,799)

Total Options Written (Premiums received $798,200)			$(1,050,069)

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 29, 2020

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
ASSETS
Investments, at value: (Cost $23,214,562 and $106,506,839, respectively)	$20,432,273	$106,233,512
Dividends and interest receivable	4,686	259,387
Receivable from Adviser	7,122	—
Receivable for investments sold	302,333	358,934
Receivable for Fund shares sold	6,429	—
Deposits at Broker	—	18,940,667
Other assets	21,741	8,699

TOTAL ASSETS	20,774,584	125,801,199

LIABILITIES
Short securities, at value (premiums received of $0 and $19,840,250, respectively)	—	18,657,661
Written options, at value (premiums received of $0 and $798,200, respectively)	—	1,050,069
Payable for dividends on short positions	—	24,013
Payable for investments purchased	229,241	—
Payable for Fund shares redeemed	14,143	34,161
Payable to affiliates	35,395	52,778
Payable to Adviser	—	72,720
Payable for distribution fees	5,449	46,749
Payable for shareholder servicing fees	1,901	19,294
Accrued expenses and other liabilities	43,056	62,134

TOTAL LIABILITIES	329,185	20,019,579

NET ASSETS	$20,445,399	$105,781,620

Net assets consist of:
Paid-in Capital	$27,170,331	$105,532,380
Total distributable earnings (losses)	$(6,724,932)	$249,240

NET ASSETS	$20,445,399	$105,781,620

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 29, 2020

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
CLASS A SHARES
Net assets	$10,071,366	$51,477,984
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	381,677	2,024,928
Net asset value, redemption price and offering price per share	$26.39	$25.42
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2) (3)	$27.85	$26.83

CLASS C SHARES
Net assets	$2,695,298	$9,744,181
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	110,090	408,520
Net asset value, redemption price and offering price per share(1) (3)	$24.48	$23.85

INSTITUTIONAL CLASS SHARES
Net assets	$7,678,735	$44,559,455
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	283,908	1,735,248
Net asset value, redemption price and offering price per share(1)	$27.05	$25.68

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)

A contingent deferred sales charge ("CDSC") of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

(3)	Reflects a maximum sales charge of 5.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 29, 2020

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
INVESTMENT INCOME
Dividend income	$415,467	$2,740,216
Interest income	6,566	324,599
Other income	—	466,299

TOTAL INVESTMENT INCOME	422,033	3,531,114

EXPENSES
Management fees	262,695	1,054,094
Administration fees	131,134	199,056
Transfer agent fees and expenses	66,650	102,161
Federal and state registration fees	44,273	44,020
Audit and tax fees	34,161	36,659
Distribution fees - Class A	29,769	149,974
Distribution fees - Class C	27,610	103,030
Legal fees	14,241	26,093
Trustees' fees and expenses	11,197	11,207
Chief Compliance Officer fees	10,430	10,441
Shareholder servicing fees - Class C	9,204	34,343
Reports to shareholders	6,574	19,676
Custody fees	6,309	15,959
Pricing expense	2,435	5,189
Interest expense	1,867	—
Interest and Broker expenses	—	194
Dividends on short positions	—	369,811
Other expenses	7,016	9,900

TOTAL EXPENSES	665,565	2,191,807

Less waivers and reimbursement by Adviser (Note 4)	(251,464)	—

NET EXPENSES	414,101	2,191,807

NET INVESTMENT INCOME	7,932	1,339,307

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Year Ended February 29, 2020

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$(2,780,526)	$3,901,880
Securities sold short	—	(2,743,121)
Purchased options	—	(172,629)
Written options	—	1,510,009
Net change in unrealized appreciation (depreciation) on:
Investments	(1,625,480)	(5,803,715)
Securities sold short	—	1,758,572
Purchased options	—	276,525
Written options	—	(661,335)

NET REALIZED AND UNREALIZED LOSS	(4,406,006)	(1,933,814)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,398,074)	$(594,507)

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment income (loss)	$7,932	$(61,421)
Net realized gain (loss) on:
Investments	(2,780,526)	3,209,392
Net change in unrealized depreciation
Investments	(1,625,480)	(4,254,335)

Decrease in Net Assets from Operations	(4,398,074)	(1,106,364)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	579,612	238,613
Proceeds from shares sold - Class C	118,051	166,767
Proceeds from shares sold - Institutional Class	1,979,250	2,697,335
Payments for shares redeemed - Class A	(1,411,323)	(2,267,550)
Payments for shares redeemed - Class C	(1,106,761)	(971,026)
Payments for shares redeemed - Institutional Class(1)	(7,395,345)	(6,363,352)

Net Decrease from capital share transactions	(7,236,516)	(6,499,213)

TOTAL DECREASE IN NET ASSETS	(11,634,590)	(7,605,577)
NET ASSETS
Beginning of Year	$32,079,989	$39,685,566

End of Year	$20,445,399	$32,079,989 (2)

(1)	Net of redemption fees of $105 and $24 for the year ended February 29, 2020 and February 28, 2019, respectively.
(2)	Includes accumulated net investment loss of $(101,043).

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Long/Short Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment income	$1,339,307	$1,988,886
Net realized gain (loss) on:
Investments	3,901,880	6,843,674
Securities sold short	(2,743,121)	312,441
Purchased options	(172,629)	(36,396)
Written options	1,510,009	2,307,507
Net change in unrealized appreciation (depreciation)
Investments	(5,803,715)	(15,142,563)
Securities sold short	1,758,572	173,202
Purchased options	276,525	8,864
Written options	(661,335)	326,514

Decrease in Net Assets from Operations	(594,507)	(3,217,871)

FROM DISTRIBUTIONS
Net dividends and distributions - Class A	(982,205)	(1,027,929)
Net dividends and distributions - Class C	(61,228)	(103,352)
Net dividends and distributions - Institutional Class	(987,581)	(1,333,564)

Net decrease in net assets resulting from distributions paid	(2,031,014)	(2,464,845)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	2,239,996	1,052,262
Proceeds from shares sold - Class C	70,625	260,479
Proceeds from shares sold - Institutional Class	1,927,779	2,770,461
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	179,072	167,054
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	46,095	82,802
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	816,091	814,945
Payments for shares redeemed - Class A(1)	(13,925,734)	(7,074,231)
Payments for shares redeemed - Class C	(7,082,907)	(3,674,792)
Payments for shares redeemed - Institutional Class(2)	(27,407,576)	(26,530,231)

Net Decrease from capital share transactions	(43,136,559)	(32,131,251)

TOTAL DECREASE IN NET ASSETS	(45,762,080)	(37,813,967)
NET ASSETS
Beginning of Period	$151,543,700	$189,357,667

End of Period	$105,781,620	$151,543,700

(1)	Net of redemption fees of $29 and $- for the year ended February 29, 2020 and February 28, 2019, respectively.
(2)	Net of redemption fees of $149 and $- for the year ended February 29, 2020 and February 28, 2019, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$31.57	$32.36	$30.61		$23.62	$30.94

Income from investment operations:
Net investment income (loss)(1)	0.01	(0.06)	(0.16)		(0.19)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.19)	(0.73)	1.91		7.18	(7.13)

Total from Investment Operations	(5.18)	(0.79)	1.75		6.99	(7.21)

Less Distributions:
From net realized gain on investments	–	–	–		–	(0.11)

Total Distributions to Shareholders	–	–	–		–	(0.11)

Paid-in capital from redemption fees (Note 2)	–	–	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$26.39	$31.57	$32.36		$30.61	$23.62

Total Return(3)	-16.41%	-2.44%	5.72%		29.59%	-23.35%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$10,071	$12,948	$15,236		$21,013	$20,174
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	2.41%	2.14%	2.14%		2.05%	1.93%
After waivers and reimbursements of expenses(5)	1.51%	1.50%	1.64	%(6)	1.71%	1.72%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.90)%	(0.83)%	(1.02)%		(1.02)%	(0.51)%
After waivers and reimbursements of expenses	0.02%	(0.19)%	(0.52)%		(0.68)%	(0.30)%
Portfolio turnover rate	44.25%	51.90%	52.76%		73.84%	60.78%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 2.40%, 2.14%, 2.12%, 2.04% and 1.91% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.50%, 1.50%, 1.62%, 1.70% and 1.70% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$29.51	$30.48	$29.05		$22.58	$29.80

Income from investment operations:
Net investment loss(1)	(0.21)	(0.29)	(0.36)		(0.38)	(0.26)
Net realized and unrealized gain (loss) on investments	(4.82)	(0.68)	1.79		6.85	(6.85)

Total from Investment Operations	(5.03)	(0.97)	1.43		6.47	(7.11)

Less Distributions:
From net realized gain on investments	—	—	—		—	(0.11)

Total Distributions to Shareholders	—	—	—		—	(0.11)

Paid-in capital from redemption fees (Note 2)	—	—	—		0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$24.48	$29.51	$30.48		$29.05	$22.58

Total Return(3)	-17.05%	-3.18%	4.92%		28.65%	-23.88%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$2,695	$4,294	$5,230		$8,394	$10,560
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	3.16%	2.89%	2.89%		2.73%	2.42%
After waivers and reimbursements of expenses(5)	2.26%	2.25%	2.39	%(6)	2.46%	2.41%
Ratio of net investment income loss to average net assets
Before waivers and reimbursements of expenses	(1.64)%	(1.58)%	(1.77)%		(1.71)%	(1.00)%
After waivers and reimbursements of expenses	(0.73)%	0.94%	(1.27)%		(1.44)%	(0.98)%
Portfolio turnover rate	44.25%	51.90%	52.76%		73.84%	60.78%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 3.15%, 2.89%, 2.87%, 2.72% and 2.41% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 2.25%, 2.25%, 2.37%, 2.45%, and 2.40% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$32.28	$33.00	$31.14		$23.96	$31.31

Income from investment operations:
Net investment income (loss)(1)	0.09	0.02	(0.08)		(0.12)	(0.01)
Net realized and unrealized gain (loss) on investments	(5.32)	(0.74)	1.94		7.30	(7.23)

Total from Investment Operations	(5.23)	(0.72)	1.86		7.18	(7.24)

Less Distributions:
From net realized gain on investments	—	—	—		—	(0.11)

Total Distributions to Shareholders	—	—	—		—	(0.11)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$27.05	$32.28	$33.00		$31.14	$23.96

Total Return	-16.20%	-2.21%	6.01%		29.97%	-23.17%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$7,679	$14,839	$19,220		$28,201	$28,304
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(3)	2.16%	1.89%	1.89%		1.80%	1.67%
After waivers and reimbursements of expenses(4)	1.26%	1.25%	1.39	%(5)	1.46%	1.46%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.63)%	(0.57)%	(0.77)%		(0.77)%	(0.24)%
After waivers and reimbursements of expenses	0.27%	0.07%	(0.27)%		(0.43)%	(0.04)%
Portfolio turnover rate	44.25%	51.90%	52.76%		73.84%	60.78%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 2.15%, 1.88%, 1.88%, 1.79% and 1.66% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(4)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.25%, 1.25%, 1.37%, 1.45%, and 1.45% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$26.07	$26.95	$26.55		$18.61	$27.96

Income from investment operations:
Net investment income(1)	0.27	0.31	0.32		0.99	0.10
Net realized and unrealized gain (loss) on investments	(0.44)	(0.77)	1.33		6.95	(8.85)

Total from Investment Operations	(0.17)	(0.46)	1.65		7.94	(8.75)

Less Distributions:
From net investment income	(0.48)	(0.42)	(1.25)		—	—
From net realized gain on investments	—	—	—		—	(0.60)

Total Distributions to Shareholders	(0.48)	(0.42)	(1.25)		—	(0.60)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	—	0.00	(2)	—	0.00 (2)

Net Asset Value, End of Year	$25.42	$26.07	$26.95		$26.55	$18.61

Total Return(3)	-0.85%	-1.55%	6.12%		42.59%	-31.55%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$51,478	$64,079	$72,100		$79,907	$68,874
Ratio of expenses to average net assets(4)	1.70%	1.57%	1.58	%(6)	1.58%	1.59%
Ratio of net investment income to average net assets(5)	0.98%	1.15%	1.18%		4.26%	0.40%
Portfolio turnover rate	53.97%	37.64%	71.53%		83.56%	67.95%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.41%, 1.41%, 1.50%, 1.54%, and 1.50% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	The net investment income ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$24.36	$25.11	$24.74		$17.47	$26.49

Income from investment operations:
Net investment income (loss)(1)	0.07	0.10	0.12		0.77	(0.08)
Net realized and unrealized gain (loss) on investments	(0.44)	(0.70)	1.22		6.50	(8.34)

Total from Investment Operations	(0.37)	(0.60)	1.34		7.27	(8.42)

Less Distributions:
From net investment income	(0.14)	(0.15)	(0.97)		—	—
From net realized gain on investments	—	—	—		—	(0.60)

Total Distributions to Shareholders	(0.14)	(0.15)	(0.97)		—	(0.60)

Paid-in capital from redemption fees (Note 2)	—	—	0.00	(2)	—	0.00 (2)

Net Asset Value, End of Year	$23.85	$24.36	$25.11		$24.74	$17.47

Total Return(3)	-1.58%	-2.29%	5.31%		41.53%	-32.05%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$9,744	$16,735	$20,597		$28,286	$27,099
Ratio of expenses to average net assets(4)	2.45%	2.32%	2.33	%(6)	2.33%	2.33%
Ratio of net investment income (loss) to average net assets(5)	0.25%	0.40%	0.50%		3.53%	(0.37)%
Portfolio turnover rate	53.97%	37.64%	71.53%		83.56%	67.95%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The ratio of expenses excluding dividends and interest expenses on short positions are 2.16%, 2.16%, 2.25%, 2.29%, and 2.25% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	The net investment income (loss) ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017	Year Ended February 29, 2016
Net Asset Value, Beginning of Year	$26.34	$27.24	$26.83		$18.83	$28.20

Income from investment operations:
Net investment income(1)	0.34	0.37	0.38		1.05	0.16
Net realized and unrealized gain (loss) on investments	(0.44)	(0.78)	1.35		7.04	(8.93)

Total from Investment Operations	(0.10)	(0.41)	1.73		8.09	(8.77)

Less Distributions:
From net investment income	(0.56)	(0.49)	(1.32)		(0.09)	—
From net realized gain on investments	—	—	—		—	(0.60)

Total Distributions to Shareholders	(0.56)	(0.49)	(1.32)		(0.09)	(0.60)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	—	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$25.68	$26.34	$27.24		$26.83	$18.83

Total Return(3)	-0.60%	-1.30%	6.37%		43.00%	-31.38%

Supplemental Data and Ratios:
Net Assets at End of Year (000's Omitted)	$44,559	$70,730	$96,661		$108,727	$87,274
Ratio of expenses to average net assets(4)	1.45%	1.32%	1.33	%(6)	1.33%	1.33%
Ratio of net investment income to average net assets(5)	1.24%	1.40%	1.41%		4.47%	0.63%
Portfolio turnover rate	53.97%	37.64%	71.53%		83.56%	67.95%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.16%, 1.16%, 1.25%, 1.29%, and 1.25% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	The net investment income ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 29, 2020

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objective and policies within the Trust. The investment objective of the Snow Capital Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund(s) in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Long/Short Opportunity Fund became effective and commenced operations on April 28, 2006. Prior to June 28, 2018, the Snow Capital Long/Short Opportunity Fund was named the “Snow Capital Opportunity Fund.” The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting

Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except those securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of the exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or at the latest sale price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be priced at fair value in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Any discount or premium is accreted or amortized using the constant yield to maturity method. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds held no Level 3 securities throughout the year ended February 29, 2020. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2020.

Snow Capital Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$19,936,276	$—	$—	$19,936,276
Money Market Funds	495,997	—	—	495,997

Total Assets	$20,432,273	$—	$—	$20,432,273

Snow Capital Long/Short Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$89,777,753	$—	$—	$89,777,753
Exchange-Traded Funds	569,590	—	—	$569,590
Real Estate Investment Trusts	1,418,146	—	—	1,418,146
Purchased Options	580,425		—	580,425
Money Market Funds	13,887,598	—	—	13,887,598

Total Assets	$106,233,512	$—	$—	$106,233,512

Liabilities:
Securities Sold Short(2)	$(18,657,661)	$—	$—	$(18,657,661)

Written Options	$(1,029,269)	$(20,800)	$—	$(1,050,069)

Total Liabilities	$(19,686,930)	$(20,800)	$—	$(19,707,730)

(1)	See the Schedules of Investments for industry classifications.
(2)	See the Schedule of Securities Sold Short for industry classifications.

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Long/Short Opportunity Fund used put and call options during the period presented. The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Long/Short Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 29, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$580,425	Options written, at value	$(1,050,069)

Total		$580,425		$(1,050,069)

The effect of derivative instruments on the income for the year ended February 29, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(172,629)	$1,510,009	$1,337,380

Total	$(172,629)	$1,510,009	$1,337,380

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$276,525	$(661,335)	$(384,810)

Total	$276,525	$(661,335)	$(384,810)

The average monthly notional amount outstanding for purchased and written options during the year ended February 29, 2020 were $5,103,598 and $(23,542,077), respectively.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Long/Short Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held thirty days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 29, 2020	Year Ended February 28, 2019
Snow Capital Small Cap Value Fund	$105	$24
Snow Capital Long/Short Opportunity Fund	$178	$—

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2020	Year Ended February 28, 2019
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$—
Snow Capital Long/Short Opportunity Fund
Ordinary Income	$2,031,014	$2,464,845
Long Term Capital Gain	$—	$—

As of February 29, 2020, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Cost basis of investment for Federal income tax purposes	$23,297,742	$86,292,675

Gross tax unrealized appreciation	962,977	10,443,136
Gross tax unrealized depreciation	(3,828,446)	(10,210,029)

Net tax unrealized appreciation (depreciation)	(2,865,469)	233,107

Undistributed ordinary income	—	1,352,961
Undistributed long-term capital gain	—	—

Total distributable earnings	—	1,352,961

Other accumulated losses	(3,859,463)	(1,336,828)

Total accumulated earnings (losses)	$(6,724,932)	$249,240

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales. The cost basis of investment for Federal income tax purposes for Snow Capital Long/Short Opportunity Fund includes a reduction of $19,840,250 and $798,200 for short securities and written options, respectively.

At February 29, 2020, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $17,859.

At February 29, 2020, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent a Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 29, 2020.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$—	$3,841,603
Snow Capital Long/Short Opportunity Fund	$1,336,829	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 29, 2020. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2020. At February 29, 2020, fiscal years 2017 through 2020 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

Rate
Snow Capital Small Cap Value Fund	0.95%
Snow Capital Long/Short Opportunity Fund	0.80%

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Caps as follows:

	Expense Cap	Expiration Date
Snow Capital Small Cap Value Fund	1.25%	June 28, 2021
Snow Capital Long/Short Opportunity Fund	1.30%	June 28, 2021

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Cap in place at the time of the waiver or reimbursement or (2) the Expense Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
February 28, 2021	$224,397	$—
February 28, 2022	$235,088	$—
February 29, 2023	$251,464	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended February 29, 2020, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Snow Capital Small Cap Value Fund
Class A	$29,769	N/A
Class C	$27,610	$9,204
Snow Capital Long/Short Opportunity Fund
Class A	$149,974	N/A
Class C	$103,030	$34,343

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (“Fund Services”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended February 29, 2020, and owed as of February 29, 2020, are as follows:

Administration, Accounting, and Pricing	Incurred	Owed
Snow Capital Small Cap Value Fund	$133,569	$22,097
Snow Capital Long/Short Opportunity Fund	$204,245	$33,000

Transfer Agency(1)	Incurred	Owed
Snow Capital Small Cap Value Fund	$56,005	$9,599
Snow Capital Long/Short Opportunity Fund	$74,551	$14,675

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Long/Short Opportunity Funds.

Custody	Incurred	Owed
Snow Capital Small Cap Value Fund	$6,309	$1,239
Snow Capital Long/Short Opportunity Fund	$15,959	$2,648

The Small Cap Value and Long/Short Opportunity Funds each have a line of credit with US Bank (see Note 9).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of Fund Services. Each Fund’s allocation of the Trust’s CCO fee incurred for the year ended February 29, 2020, and owed as of February 29, 2020, are as follows:

Chief Compliance Officer	Incurred	Owed
Snow Capital Small Cap Value Fund	$10,430	$2,459
Snow Capital Long/Short Opportunity Fund	$10,441	$2,455

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	19,451	7,467
Shares reinvested	—	—
Shares redeemed	(47,926)	(68,140)

Net decrease	(28,475)	(60,673)

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	4,192	6,045
Shares reinvested	—	—
Shares redeemed	(39,594)	(32,128)

Net decrease	(35,402)	(26,083)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	64,865	80,402
Shares reinvested	—	—
Shares redeemed	(240,713)	(203,007)

Net decrease	(175,848)	(122,605)

Snow Capital Long/Short Opportunity Fund Class A Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	81,570	43,568
Shares reinvested	6,286	7,073
Shares redeemed	(521,148)	(267,393)

Net decrease	(433,292)	(216,752)

Snow Capital Long/Short Opportunity Fund Class C Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	2,734	10,739
Shares reinvested	1,722	3,747
Shares redeemed	(282,871)	(147,967)

Net decrease	(278,415)	(133,481)

Snow Capital Long/Short Opportunity Fund Institutional Class Shares	Year Ended February 29, 2020	Year Ended February 28, 2019
Shares sold	71,019	102,984
Shares reinvested	28,366	34,169
Shares redeemed	(1,049,812)	(999,642)

Net decrease	(950,427)	(862,489)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 29, 2020 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$11,989,168	$62,133,939
Sales:
U.S. Government	$—	$—
Other	$19,664,397	$105,490,572

(9)	Line of Credit

At February 29, 2020, the Snow Capital Small Cap Value Fund and the Snow Capital Long/Short Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lesser of $5,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 8, 2020. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate at the time of the loan (4.75%). There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the year ended February 29, 2020.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	63	$222,032	$1,867	$784,000	12/6/2019

*	Interest expense is reported on the Statement of Operations.

(10)	Subsequent Events

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Funds’ investment adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

Report Of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, schedule of securities sold short, and schedule of options written, of the Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund and Snow Capital Long/Short Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 27, 2020

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 29, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2020 was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	91.37%

For the year ended February 29, 2020, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	19	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	19	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	19	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	19	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017), Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018); Counsel, Huntington Bancshares Inc. (2011-2015).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT filings on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

1605 Carmody Court, Suite 300

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave., Suite 1250

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2020	FYE 2/28/2019
Audit Fees	$59,700	$57,800
Audit-Related Fees	0	0
Tax Fees	$10,625	$10,300
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2020	FYE 2/28/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2020	FYE 2/28/2019
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May  3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date: 4/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date: 4/29/2020

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date: 4/29/2020

*	Print the name and title of each signing officer under his or her signature.